SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement                   [  ] Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           SOGEN VARIABLE FUNDS, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per  unit  price  or other  underlying   value  of   transaction   computed
     pursuant to  Exchange  Act Rule 0-11 (Set forth the  amount on  which   the
     filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check  box if  any  part of  the fee is offset as provided by Exchange  Act
     Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement no.:

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(3)  Filing Party:

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(4)  Date Filed:

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


                                                                PRELIMINARY COPY


                                 IMPORTANT NEWS
                           SOGEN VARIABLE FUNDS, INC.

                          SOGEN OVERSEAS VARIABLE FUND


         While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some matters affecting SoGen Overseas Variable Fund (the "Fund") which require a shareholder vote.

Q & A:  QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?

A. Societe Generale Asset Management, S.A., ("SGAM S.A."), the parent company of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for SoGen Variable Funds, Inc. (the "Company"), and its president, a director and minority shareholder of SGAM Corp., Jean-Marie Eveillard, have entered into a stock purchase agreement (the "Purchase Agreement") with Liberty Financial Companies, Inc. ("Liberty") dated as of August 13, 1998 providing for the sale of all of the outstanding shares of SGAM Corp. to Liberty (the "Acquisition"). The Purchase Agreement anticipates that the Fund will be reorganized into a newly-created series of Liberty Variable Investment Trust ("Liberty Trust") that has the same investment objective as, and substantially similar policies to, the Fund (the "Reorganization"). Liberty Trust is an open-end investment company consisting of nine active separate investment portfolios that serve as funding vehicles for variable annuity contracts and variable life insurance policies. If the Reorganization is approved, and the Acquisition takes place, SGAM Corp., under a new name, would serve as the sub-adviser to the Fund and would continue to be responsible for the Fund's investment decisions.

Q.       WHAT AM I BEING ASKED TO APPROVE?

A. As explained in the attached proxy materials, you are being asked to approve an Agreement and Plan of Reorganization (the "Plan") for the Fund. By approving the Plan, you would also be approving the following related actions.

         First, if the Reorganization is approved, the current investment advisory agreement between the Fund and SGAM Corp. would automatically terminate by virtue of the change of control in SGAM Corp., as required under the federal Investment Company Act of 1940 (the "1940 Act"), which governs the activities of mutual funds. As a new series of Liberty Trust, the Fund would enter into an investment management agreement with Liberty Advisory Services Corp. ("LASC"), under which LASC, among other things, would be authorized to hire a subadviser to manage the Fund's assets. LASC, in turn, would enter into a subadvisory agreement with SGAM Corp. and the Fund, under which SGAM Corp. would continue to make investment decisions on behalf of the Fund. In addition, in case the Reorganization is approved by shareholders, but does not occur until after the Acquisition takes place, an Interim Investment Management Agreement, substantially identical to the current investment management agreement, would also be approved as part of the Reorganization.

         Second, the Reorganization would also result in the adoption of a new plan of distribution pursuant to Rule 12b-1 of the 1940 Act (a "Rule 12b-1 Plan") for the Fund.

         Third, as a result of the Reorganization, you would also be voting in favor of the conversion of your Fund from operating as part of a corporation organized under the laws of Maryland (a "Maryland corporation") to operating as part of a business trust organized under the laws of Massachusetts (a "Massachusetts business trust"). Under this arrangement, Liberty Trust's current Board of Trustees would oversee the Fund, instead of the Company's Board of Directors, as is presently the case.

Q.       HOW WILL LIBERTY'S ACQUISITION OF SGAM CORP. AFFECT ME?

A. The Fund's investment objective and investment program would not change as a result of the Acquisition or the Reorganization. Your investment in the related variable annuity contract or variable life insurance policy will be unchanged and you will still indirectly own the same number of shares in the reorganized Fund. The terms of the new investment management agreement with LASC, and the subadvisory agreement with LASC and SGAM Corp., will be substantially similar in all material respects as the Fund's investment management agreement. You would continue to receive investment advisory services from SGAM Corp.

Q.       WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholder approval of the Fund's Reorganization is not obtained, Liberty may, at its option, elect either to (i) terminate the Purchase Agreement and not purchase all of the outstanding shares of SGAM Corp., in which case the existing investment management agreement and distribution plan would remain in effect and the current directors of the Company would continue to serve until further notice, or (ii) complete the purchase of all of the outstanding shares of SGAM Corp., upon which the investment management agreement in effect would, by action of law, terminate. In either case, the Company's Board of Directors will take such action with respect to the future management of the Fund as it deems to be in the best interests of the Fund and its shareholders.

Q.       WILL THE INVESTMENT ADVISORY FEES BE THE SAME?

A. Yes, the investment management fees paid by the Fund under the current contract will remain the same after the Reorganization.

Q.       WILL  I   INCUR  ANY   ADDITIONAL  FEES OR EXPENSES AS A  RESULT OF THE
         ACQUISITION?

A. No, for the first two years after the new investment management agreement and subadvisory agreement become effective, LASC, SGAM Corp., and their affiliates will, to the extent necessary, waive management, administrative, and transfer agency fees so that the total operating expenses of the Fund do not exceed the Fund's current total operating expenses. This voluntary fee waiver, however, does not apply to any new increased fees or expenses that may be imposed under the variable annuity contract or variable life insurance policy that you own. Please refer to your Policy's prospectus for more information.

Q.       HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Directors, on behalf of the Fund, including a majority of those directors who are not affiliated with the Fund or SGAM Corp., recommends that you vote in favor of the proposal on the enclosed proxy card.

Q. WHOM DO I CALL FOR MORE INFORMATION ABOUT THE ACQUISITION AND THE PROPOSED REORGANIZATION?

A.       Please call (800) 334-2143.


                              ABOUT THE PROXY CARD


         If you have more than one account in the Fund in your name at the same address, you will receive separate proxy statements and proxy cards for each account. Please vote all issues shown on each proxy card that you receive. In addition to voting by returning your proxy card in the enclosed envelope, you may also submit your vote by telephone, facsimile, or over the Internet (www.proxyvote.com).

                  THANK YOU FOR SUBMITTING YOUR VOTE PROMPTLY.

                           SOGEN VARIABLE FUNDS, INC.

                                                     1221 Avenue of the Americas
                                                        New York, New York 10020
                                                                  1-800-___-____

                                                               November __, 1998



To the Shareholders:

         A Special Meeting of Shareholders (the "Special Meeting") of SoGen Overseas Variable Fund (the "Fund"), a series of SoGen Variable Funds, Inc. (the "Company"), is to be held at [time], Eastern time, on Friday, December 18, 1998, at the offices of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for the Fund, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020. Shareholders who are unable to attend the Special Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Special Meeting, a proxy card for your vote at the Special Meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed.

         As described in the Questions and Answers on the outside cover, Societe Generale Asset Management S.A. ("SGAM S.A."), the parent company of SGAM Corp., and I, have entered into a stock purchase agreement (the "Purchase Agreement") with Liberty Financial Companies, Inc. ("Liberty"), providing for the sale of all of the outstanding shares of SGAM Corp. to Liberty (the "Acquisition"). Liberty is a publicly traded, diversified asset management organization headquartered in Boston, Massachusetts. (More information about Liberty can be found inside the Proxy Statement.)

         The Purchase Agreement anticipates that the Fund will be reorganized into a newly-created series of Liberty Variable Investment Trust ("Liberty Trust") which will have the same investment objective and substantially similar policies as the Fund (the "Reorganization"). Liberty Trust is an open-end investment company currently consisting of nine separate investment portfolios that serve as funding vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies. If the Reorganization is approved, and the Acquisition takes place, SGAM Corp. would serve as the sub-adviser to the Fund and would continue to be responsible for the Fund's investment decisions.

         At the Special Meeting, you will be asked to approve the Reorganization, the details of which are described in the attached Proxy Statement. By approving the Reorganization, you would also be approving a series of related matters, including: (1) a new investment management agreement between the Fund and Liberty Advisory Services Corp. ("LASC") and a new subadvisory agreement between the Fund, LASC, and SGAM Corp. (as well as an interim investment management agreement between the Fund and SGAM Corp.), the approval of which is required under federal securities laws in light of Liberty's acquisition of SGAM Corp.; (2) a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (a "Rule 12b-1 Plan"); and (3) the conversion of the Fund from operating as part of a corporation organized under the laws of Maryland to operating as a part of a business trust organized under the laws of Massachusetts.

          AS YOU REVIEW THESE MATERIALS, PLEASE KEEP IN MIND THAT, IF THE REORGANIZATION IS APPROVED, YOUR FUND'S INVESTMENT OBJECTIVE AND INVESTMENT PROGRAM WILL REMAIN THE SAME AND SGAM CORP. WILL CONTINUE TO MANAGE THE ASSETS OF THE FUND. IN ADDITION, FOR A PERIOD OF AT LEAST TWO YEARS FOLLOWING THE REORGANIZATION, THE FUND WILL NOT EXPERIENCE AN INCREASE IN IT

EXPENSE RATIO BEYOND THE ANNUALIZED LEVEL AS OF THE DATE OF THE CLOSING OF THE ACQUISITION.

         The Board of Directors of the Company recommends that you vote in favor of the Reorganization.

Respectfully,


Jean-Marie Eveillard
President

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO SUBMIT YOUR VOTE ON THE PROPOSAL BY TELEPHONE, FACSIMILE, OR OVER THE INTERNET
(www.proxyvote.com). TO VOTE BY TELEPHONE, PLEASE CALL (800) 690-6903. YOUR PROXY MAY BE SENT BY FACSIMILE BY DIALING (800) 733-1885 BETWEEN THE HOURS OF 9:00 A.M. AND 5:00 P.M., EASTERN TIME. IT IS IMPORTANT TO VOTE WHETHER IT IS WITH RESPECT TO FEW OR MANY SHARES.

                           SOGEN VARIABLE FUNDS, INC.

                    Notice of Special Meeting of Shareholders


To the Shareholders of
SoGen Overseas Variable Fund

         Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of SoGen Overseas Variable Fund (the "Fund"), a series of SoGen Variable Funds, Inc. (the "Company"), is to be held at the offices of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for the Fund, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on Friday, December 18, 1998, at [time], Eastern time, for the following purposes:

         (1) To approve an Agreement and Plan of Reorganization (the "Reorganization") for the Fund. Under the Reorganization, (i) all of the assets and liabilities of the Fund would be transferred to a new series of Liberty Variable Investment Trust, a Massachusetts business trust ("Liberty Trust"); (ii) the Fund's shareholders would receive an equal number of shares in the new series of Liberty Trust in exchange for their shares of the Fund; and (iii) the Fund would then be liquidated and dissolved.

         (2) To transact any other business that may properly be presented at the Special Meeting or any adjournment or postponement of the Special Meeting.

         Holders of record of shares of common stock of each Fund at the close of business on [October 30], 1998 are entitled to vote at the Special Meeting and at any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which have been voted in favor of the proposal and will vote against any such adjournment those proxies which have been voted against the proposal.

                                        By Order of the Board of Directors,
                                        Philip J. Bafundo
                                        Secretary

 November [  ], 1998


 -------------------------------------------------------------------------------
|IMPORTANT -- We urge you to sign and date the enclosed proxy card and return | |it in the enclosed addressed envelope which requires no postage and is| |intended for your convenience. You may also submit your vote on the proposal| |by telephone, facsimile, or over the Internet (www.proxyvote.com). To vote| |via telephone, please call (800) 690-6903. Your proxy may be sent by facsimile| |by dialing (800)733-1885 between the hours of 9:00 a.m. and 5:00 p.m., Eastern| |time. If you can attend the Special Meeting and wish to vote your shares in|
|person at that time, you will be able to do so.                               |
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                                     - 7 -

                           SOGEN VARIABLE FUNDS, INC.


                           1221 Avenue of the Americas
                            New York, New York 10020



                                 PROXY STATEMENT

                 ----------------------------------------------



General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SoGen Variable Funds, Inc. (the "Company"), on behalf of SoGen Overseas Variable Fund (the "Fund") for use at a Special Meeting of Shareholders, to be held at the offices of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for the Fund, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on Friday, December 18, 1998 at [time], Eastern time, and at any and all adjournments or postponements thereof (the "Special Meeting"). (In the descriptions of the proposals below, the word "fund" is sometimes used to mean an investment company or a series thereof in general, and not the Fund.)

         This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about November [ ], 1998 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Company at its principal executive offices at 1221 Avenue of the Americas, New York, New York 10020), [facsimile, telephone, via the Internet,] or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the reorganization as described in the Proxy Statement.

         The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. If no shareholder entitled to vote is present in person or by proxy, any officer present to preside or act at the Special Meeting as Secretary may also adjourn the meeting For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

         Abstentions will have the effect of a "no" vote on Proposal 1, which requires the vote of a majority of the Fund's outstanding voting securities.

         Holders of record of the shares of common stock of the Fund at the close of business on [October 30], 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting.  As of
[October 30], 1998, the Fund had [    ] shares outstanding.

         All shares were owned of record by sub-accounts of separate accounts ("Separate Accounts") of life insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies issued by the Participating Insurance
Companies. The Participating Insurance Companies are [      ].

         The Participating Insurance Companies are mailing copies of this proxy material to the holders of these contracts and policies who, by completing and signing the accompanying proxy cards, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. The Separate Accounts will vote shares of the Fund as instructed on the proxy cards by their contract or policy holders. If no instructions are specified on a proxy returned by a contract or policy holder, the Separate Accounts will vote the shares of the Fund represented thereby "FOR" the proposal. The Separate Accounts intend to vote shares for which no proxies are returned in the same proportions as the shares for which instructions are received.]

         [As of [October 30], 1998, the Directors and officers of the Company as a group beneficially owned less than 1% of the shares of the Company. The Company knows of no person who beneficially owns more than 5% of the capital stock of the Company.]

         The information contained in this Proxy Statement relating to Liberty Financial Companies, Inc. ("Liberty") and Colonial Management Associates, Inc. ("Colonial Management") has been provided by them.

         The Company provides periodic reports to all shareholders which highlight relevant information including investment results and a review of portfolio changes. You may receive a copy of the most recent annual report for the Fund and a copy of a more recent semi-annual report, if any, without charge, by calling 800-334-2143 or writing the Fund at 1221 Avenue of the Americas, New York, New York 10020.

                        PROPOSAL 1: APPROVAL OF AGREEMENT
                           AND PLAN OF REORGANIZATION

I.       Introduction

         Societe Generale Asset Management, S.A., ("SGAM S.A."), the holder of all the outstanding shares of Class A common stock of SGAM Corp., a Delaware corporation and the investment adviser for the Fund, Jean-Marie Eveillard ("Eveillard"), the president and a director of SGAM Corp. and holder of all of the outstanding shares of Class B common stock of SGAM Corp. (SGAM S.A. and Eveillard are sometimes referred to collectively as the "Sellers") and Liberty have entered into a stock purchase agreement (the "Purchase Agreement") dated August 13, 1998, providing for a sale of all of the outstanding shares of SGAM Corp. to Liberty (the "Acquisition"). For purposes of this Proxy Statement, following the Acquisition, SGAM Corp. shall be referred to as "Successor SGAM Corp."

         The Purchase Agreement contemplates that the Company would enter into an Agreement and Plan of Reorganization (the "Plan") on behalf of the Fund, under which the Fund would be reorganized into a newly-created series (the "Successor Fund") of Liberty Variable Investment Trust ("Liberty Trust"), a Massachusetts business trust currently consisting of nine separate investment portfolios, that will have the same investment objective and substantially similar policies as the Fund (the "Reorganization"). Liberty Trust is the funding vehicle for variable annuity contracts and variable life insurance policies (the "Variable Product") offered by the separate accounts of life insurance companies. The Purchase Agreement also contemplates that SGAM Corp. will serve as the sub-adviser to the Fund and would continue to be responsible for the Fund's investment decisions. Both of these contemplated items, however, require approval by the Fund's shareholders.

         After the Reorganization, Liberty Advisory Services Corp. ("LASC"), an indirect subsidiary of Liberty, would be responsible for the provision of administrative services for the Fund pursuant to a management agreement. In addition, the Fund would enter into new agreements with Colonial Management for the provision of distribution, transfer agency and other services, and would change its accountants and legal counsel to those of Liberty Trust.

         At a special meeting of the Board of the Company held on October 19, 1998, the Board, acting on behalf of the Fund, including a majority of the disinterested Directors (as defined below), approved the Reorganization and determined to recommend to the shareholders of the Fund that they approve a Plan for the Fund.

         This Proxy Statement seeks the approval of the Reorganization by the shareholders of the Fund. Such approval is a condition to Liberty's obligation under the Purchase Agreement to purchase the outstanding shares of SGAM Corp. In the event that shareholder approval of the Fund's Reorganization is not obtained, Liberty may, at its option, elect either to (i) terminate the Purchase Agreement and not purchase the shares of SGAM Corp., in which case the existing investment management agreement and distribution plan for the Fund would remain in effect and the current directors of the Company would continue to serve until further notice, or (ii) complete the purchase of the stock of SGAM Corp., upon which the investment management agreement in effect would, by action of law, terminate. Regardless of the option chosen by Liberty, the Board will take such action with respect to the future management of the Fund as it deems to be in the best interest of the Fund and its shareholders.

II.      Board of Directors Recommendation

         On October 19, 1998, the Board of Directors of the Company, including a majority of the Directors who are not parties to the Plan or "interested persons" (as defined under the Investment Company Act of 1940 ("1940 Act") of any such party (the "disinterested Directors"), voted to approve the Plan for the Fund and to recommend the approval of the Plan to shareholders. One of the disinterested Directors abstained from this vote.

         For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" below.

         The Board of Directors of the Company recommends that the shareholders vote in favor of the approval of the Plan for the Fund.

III.     Board of Directors Evaluation

         Prior to its scheduled meeting held on April 24, 1998, the Board of Directors of the Company was informed that SGAM S.A. had determined to seek a buyer for SGAM Corp. At the April 24, 1998 meeting, the disinterested Directors reviewed the scope of their responsibilities should a sale by SGAM Corp. be officially proposed by SGAM S.A., and discussed the advisability of retaining separate independent counsel to advise them in the event SGAM S.A. was successful in finding a buyer for SGAM Corp. The Board noted that although the prospect of a sale did not alter their responsibilities with respect to matters brought to their attention during the meeting (including the continuation of the investment management agreement with SGAM Corp.), it did raise the issue of whether SGAM Corp.'s operations might be disrupted as a result of staff uncertainty. Representatives of SGAM Corp. who were present at that meeting responded that they had been informed of SGAM S.A.'s decision and that based on conversations with the senior personnel, management expected SGAM Corp.'s team of portfolio managers and senior administrative personnel to remain on the job throughout the process.

         The disinterested Directors retained independent counsel who requested certain information for the Board to review in connection with any proposed transaction, including, with respect to any potential acquiring entity, (i) a history of its compliance with applicable regulations, (ii) its performance record (including the background of its investment personnel and the resources available to support them), (iii) detailed financial statements, (iv) any plans it may have to change the way the Fund is managed or distributed, and (v) the consideration being paid.

         On August 13, 1998, following the signing of the Purchase Agreement, representatives of SGAM Corp. and Liberty met with the Company's Board of Directors to discuss the Reorganization. At the meeting, the overall terms of the proposed Reorganization, as well as the perceived benefits for SGAM Corp. and for its investment advisory clients, were described. In addition, the background and capabilities of Liberty and its affiliates were enumerated. The Board was presented with the opportunity to ask questions of representatives of both SGAM Corp. and Liberty. On or about September 7, 1998, the disinterested Directors were supplied with information in response to the request of their independent counsel.

         At a subsequent meeting of the Company's Board of Directors held on September 17, 1998, the Board considered in depth the Reorganization and Plan relating to the Fund, and requested a report on the management resources that would be available to the Fund after the Acquisition and satisfaction of certain other outstanding issues. At that meeting, the Board discussed the materials presented by Liberty and raised a number of issues relating to the terms of the Reorganization and the Plan, as well as to the terms of the Acquisition of SGAM Corp. Representatives of SGAM Corp. and Liberty were present at the meeting to respond to the Board's inquiries. Among other things, the Board requested elaboration on (i) the level of fees to which the Fund would be subject following the Reorganization, (ii) the level of management services that Liberty would provide to the Fund following the Reorganization, and (iii) Liberty's financial ability both to pay the purchase price of the Acquisition given current market conditions and to continue to devote adequate resources to the Fund.

         Liberty agreed that, for a period of two years after the new investment management agreement become effective, Liberty and its affiliates would waive or reimburse all fees and expenses relating to the Fund to the extent that those fees or expenses would cause the expense ratio of the Fund to exceed the annualized expense ratio of that Fund for as of the date of the closing of the Acquisition. After further discussion, the Board and Liberty agreed that the expense cap would remain in place for a minimum of two years, but that it would be extended if, during those two years, in connection with any other acquisition, Liberty agreed to a similar expense cap for a period of more than two years. Under those circumstances, Liberty has agreed to extend the Fund's expense caps by the amount of time that any such similar expense cap exceeds two years so that the Fund will get the benefit of the cap for that longer period of time. It is important to note that this voluntary fee waiver does not apply to any new increased fees or expenses that may be imposed by the variable annuity contract or variable life insurance policy that is owned by a shareholder. You are urged to refer to your Policy's prospectus for more information.

         The Board sought assurances from Liberty that there would be no diminution in the level of services provided to the Fund after the Reorganization. Liberty responded that the level of services provided to the Fund after the Reorganization would not be diminished and, as evidence of such, noted that (i) each of Jean-Marie Eveillard, Charles de Vaulx, and Elizabeth Tobin, who hold senior positions in the management of the Fund, had entered into a long-term employment contract with SGAM Corp., (ii) there would be substantial continuity of employment of the other persons on the current portfolio management team of the Fund, and (iii) in managing the Fund, SGAM Corp. will have access to the considerable resources of Liberty and its affiliates.

         Finally, the Board inquired into Liberty's ability to pay for the purchase of SGAM Corp. in light of then current market conditions. In response, Liberty reviewed with the Board its financial resources. Liberty assured the Board that it was in sound financial health and that it had the ability to pay the purchase price of the Acquisition and to continue to devote adequate resources to the management of the Fund.

         In addition to these areas of inquiry, the Board reviewed the terms of the proposed investment management and other service agreements relating to the Successor Fund. After discussion, the Board concluded that the services to be provided under the proposed new agreements in the aggregate were not materially different than those required to be provided under the current agreements.

         At additional meetings held in late September and October, the Board met to further review the Reorganization. At these meetings, Liberty and SGAM Corp. provided to the Board additional information relating to the issues raised at the September 17 meeting. The Board considered the additional information and was given the opportunity to ask questions to representatives of Liberty and SGAM Corp.

         The Board approved the Reorganization at a meeting held on October 19, 1998. In addition to the matters described above, the Board also considered the following factors in approving the proposed Reorganization and the Plan for each Fund. First, the Reorganization does not contemplate any changes in the manner in which the Fund's investments are managed. As discussed herein, if the Reorganization is consummated, the Successor Fund's primary investment manager would be LASC. However, as the subadviser to the Successor Fund, SGAM Corp. would still be responsible for making investment decisions on behalf of the Fund. Accordingly, it is not expected that the primary investment personnel responsible for providing the day-to-day investment management on behalf of the Fund will change as a result of the Reorganization.

         Second, Colonial Management's wholesaling, marketing, and distribution system is more extensive than that of SGAM Corp. While growth of a fund does not always result in economies of scale or other benefits to shareholders, sales of fund shares on a continuous basis can result in a positive cash flow, or a reduction of net outflow, of investor dollars into the fund, enabling the fund to meet expenses and pay redemptions without the need to sell its investments at what may be inappropriate times. Shares of the reorganized Fund will be marketed alongside the other Colonial Management funds through more than 25,000 investment executives associated with broker-dealers with whom the distributor for the Colonial Management funds has selling agreements and approximately 300 investment executives employed by Liberty Securities Corporation, a subsidiary of Liberty that sells mutual funds, variable annuities, and other investment products primarily through offices located in banks and other financial institutions.

         Third, the Board considered that the Acquisition of SGAM Corp. by Liberty will enable Eveillard to devote more of his attention to managing the assets of SGAM Corp.'s clients, including the Fund. The Board believes that this focus of attention should benefit the Fund and its shareholders.

         Finally, because each Fund shareholder will receive shares of the corresponding Successor Fund having an equal aggregate net asset value to their Fund shares and will not directly or indirectly bear any costs of the Reorganization, the Board determined that the shareholders will not suffer any dilution as a result of the Reorganization.

         In reviewing the terms of the Plan, the disinterested Directors of the Company were advised and represented by independent counsel.

         The Board believes that the proposed arrangements are in the best interests of the shareholders of the Fund and recommends that the shareholders of the Fund vote "FOR" the Reorganization.

IV.      The Acquisition

         A.       Background

         SGAM S.A. and Eveillard began discussions in mid-1998 regarding the sale of SGAM Corp. to Liberty or one of its affiliates. SGAM S.A.'s principal goal in considering the possible sale of SGAM Corp. was to focus its resources on global institutional asset management services. Discussions culminated in the execution of the Purchase Agreement on August 13, 1998.

         Liberty is a publicly traded, diversified asset management organization headquartered in Boston, Massachusetts. Through its affiliates, it provides fixed, indexed and variable annuities, mutual funds, private wealth management and institutional money management services. At the end of its last fiscal year, Liberty and its affiliates had assets under management in excess of $51 billion. Affiliates of Liberty, including Colonial Management, Stein Roe & Farnham Incorporated, Newport Pacific Management, Inc., and Crabbe Huson, act as investment advisers to more than 90 mutual funds.

         SGAM S.A. and Liberty believe that the proposed transaction will result in an allocation of resources that should benefit the shareholders of the Fund. Liberty, through Colonial Management and its subsidiaries, has the size and resources to provide efficient administration, shareholder servicing and legal support to mutual funds, and effective promotion and sales of mutual fund shares, that serve as funding vehicles for Variable Products. Liberty believes that, by utilizing Colonial Management's management, distribution, compliance and legal resources, it can enhance the quality of shareholder services, introduce operational efficiencies and create an opportunity to achieve economies of scale.

         B.       Summary of the Purchase Agreement

         The Purchase Agreement provides that, upon the closing of the Acquisition, SGAM S.A. will transfer to Liberty all of the outstanding shares of SGAM Corp. At the closing, SGAM S.A. will also provide Liberty with all stock certificates, stock books, stock transfer ledgers, minute books and corporate seals of SGAM Corp., together with the resignations of those directors and officers of SGAM Corp. specified by Liberty. In return, Liberty will pay SGAM S.A. a purchase price of $170 million. Under the Purchase Agreement, Eveillard will receive $35 million in exchange for his holdings in SGAM Corp. (20% of which is to be paid in shares of Liberty common stock). He will also be eligible to receive an additional amount up to a maximum of $11 million (20% of which to be payable in shares of Liberty common stock) over six years if SGAM Corp.'s earnings before interest, taxes, depreciation, and amortization ("EBITDA") during that period exceed certain levels. The amounts payable to SGAM S.A. and Eveillard are subject to adjustment in the event of certain changes in SGAM Corp.'s annualized advisory fee revenues between August 10, 1998 and the closing. As of October [ ], 1998, such annualized advisory fee revenues may have decreased sufficiently to cause the amounts payable under the Purchase Agreement to be readjusted to lower figures. Liberty has also agreed in the Purchase Agreement to cause SGAM Corp. to adopt an incentive compensation plan providing for bonuses to SGAM Corp. employees other than Eveillard of up to a maximum of $25 million over five years based on SGAM Corp.'s EBITDA over that period. Eveillard has signed a four year employment contract with SGAM Corp. and Charles de Vaulx and Elizabeth Tobin have signed five year employment contracts with SGAM Corp., all effective on the closing date of the Acquisition.

         The Purchase Agreement prohibits Liberty or any of its affiliates from using "SoGen" and certain derivations of "SoGen" in the name of the Fund. Liberty has agreed to use its best efforts to cause the Fund to change its name before the first anniversary of the closing date of the Acquisition. Following such name change and for a period of one year thereafter, the Fund will be permitted to disclose its prior name in its prospectus and advertising material.

         The closing of the Acquisition is presently scheduled for December 31, 1998 subject to satisfaction of conditions to closing. The Purchase Agreement may be terminated at any time prior to the closing by the mutual written consent of the parties, or by any party if the closing has not occurred on or before March 31, 1999.


         Liberty has agreed to bear the costs to the Fund of the Reorganization, including, but not limited to, the cost of preparing, printing and mailing the proxy materials for the meeting of the shareholders of the Fund.

         C.       Compliance with Section 15(f) of the 1940 Act

         Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company may receive any amount or benefit in connection with a sale of an interest in such adviser which results in an assignment of an investment management agreement if two conditions are satisfied. The first condition is that, for a period of three years after such assignment, at least 75% of the board of directors of the investment company must not be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor. The second condition is that no "unfair burden" may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or undertakings applicable thereto. An "unfair burden" on an investment company exists if, during the two-year period after any such transaction occurs, the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation from any person in connection with the purchase or sale of securities or other property from or on behalf of the investment company, or from the investment company or its shareholders, other than for bona fide underwriting, investment advisory or other services.

         Liberty has agreed to use reasonable efforts to assure that both conditions of Section 15(f) will be satisfied. The Board of Trustees of Liberty Trust consists of 13 individuals, none of whom are "interested persons" of SGAM Corp.[, and two of whom will be "interested persons" of Successor Corp.] In addition, Liberty has agreed that, for a period of a minimum of two years after the new investment management agreement becomes effective, Liberty and its affiliates will waive or reimburse fees and expenses relating to the Fund to the extent that those fees or expenses would cause the expense ratio of the Fund to exceed the annualized expense ratio of the Fund for as of the date of the closing of the Acquisition. This voluntary fee waiver, however, does not does not apply to any new increased fees or expenses that may be imposed by the variable annuity contract or variable life insurance policy that you own, Please refer to your Policy's prospectus for more information.

V.       The Reorganization

         As mentioned above, the Acquisition contemplates that the Fund will enter into the Plan (attached as Exhibit A). It is anticipated that the procedure for the Reorganization under the Plan will be as follows:

         o The Fund will transfer all of its assets, including, but not limited to, its portfolio securities to the Successor Fund, a newly-created series of Liberty Trust.

         o Liberty Trust, in exchange for the Fund's assets, will assume all the liabilities and obligations of the Fund, including liability arising out of indemnification and related payment or reimbursement of expenses obligations pursuant to the bylaws or charter of the Company.

         o Liberty Trust will issue to the Fund a number of full and fractional shares of beneficial interest in the new series of Liberty Trust equal to the number of shares of the Fund then outstanding.

         o The Fund will distribute to its shareholders a number of full and fractional shares of the new series of Liberty Trust equal to the number of full and fractional Fund shares held by that shareholder.

         o After the Reorganization is complete, the Company will dissolve and liquidate.

         Upon consummation of the Reorganization, an open account will be established on the records of Liberty Trust in the name of each shareholder of the Fund representing the number of shares of the Successor Fund that the shareholder owns by virtue of that shareholder's investment in a corresponding Variable Product. Shares of Liberty Trust will be held in book-entry form on the books of Liberty Trust's transfer agent, and certificates representing shares of Liberty Trust will not be physically issued.

         As promptly as practicable after the consummation of the Reorganization, the Company will be terminated pursuant to the laws of the State of Maryland. After the closing date, the Company will not conduct any business except in connection with the Fund's liquidation and dissolution. The Fund has been advised by Liberty that, following the Reorganization, Liberty Trust will offer shares of the Successor Fund to Variable Product separate accounts for which the existing series of Liberty Trust serve as funding vehicles.

         The shares that will be issued to shareholders of the Fund pursuant to the Reorganization will be subject to an asset-based service and distribution fee of up to 0.25% per annum, but shares issued to such shareholders will not be subject to any sales charge, either upon issuance or on redemption. Dividends and distributions payable on the Fund's shares to those shareholders of the Fund who elect to have such dividends and distributions reinvested would be reinvested without sales charge in additional shares.

         If the Plan is approved by shareholders, it is expected that the Reorganization will be made effective at [time], Eastern time, on or about [_______], 1999 or at such later time and date as the parties may mutually agree (the "Closing Date"). At any time before the Reorganization is effective, Liberty Trust and the Fund may agree to terminate the Plan, and, if the Reorganization has not been made effective by [March 31, 1999], the Plan will automatically terminate on that date unless a later date is agreed to by both Liberty Trust and the Fund.

         If the Plan is not approved by the shareholders of the Fund, the Board will use its best efforts to make new advisory arrangements with SGAM Corp., its successor, or with another investment adviser for the Fund. In the event that the Board is not able to retain an investment adviser on terms which are in the best interests of the shareholders, the Board will liquidate the Fund.

VI.      Actions Related to the Reorganization

         As set forth below, if approved by shareholders, the Reorganization will result in several other changes concerning the structure and operations of the Fund as the Successor Fund. Because of the manner in which the transfer of assets from the Fund to the Successor Fund will take place under the Reorganization, you are not being asked to approve directly or adopt these additional matters. Specifically, after shareholder approval of the Reorganization but prior to the issuance of the shares of the Successor Fund to the shareholders of the Fund, one share of the Successor Fund will be issued to the Fund. As the then-sole shareholder of the Successor Fund, the Fund will approve or adopt the following matters on behalf of the Successor Fund:

         o Approval of the new investment management agreement between the Successor Fund and LASC and the new subadvisory agreement between the Successor Fund, LASC, and Successor SGAM Corp. (see APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT below);

         o Adoption of a new plan of distribution for shareholders of the Successor Fund (see ADOPTION OF PLAN OF DISTRIBUTION below);

         o Conversion of the Fund from operating as part of a Maryland corporation to operating as part of a Massachusetts business trust (see CONVERSION TO A MASSACHUSETTS BUSINESS TRUST below);

         Finally, approval of the Reorganization with respect to the Fund will also include approval of an interim investment management agreement between the Fund and Successor SGAM Corp. This agreement, which is substantially identical to the Fund's current investment management agreement with SGAM Corp. will cover the period, if any, between the consummation of the Acquisition and the closing of the Reorganization (see, "Approval Of The Interim Investment Management Agreement" below).

         A.   Approval of the New Investment Management Agreement

         1.   Why Approval of a New Investment Management Agreement is Necessary

         By virtue of the Acquisition, which would be deemed an "assignment" under the 1940 Act, the Fund's investment management agreement with SGAM Corp. will automatically terminate. Under the terms of the Reorganization, the Fund would have two investment advisers: LASC, which currently serves as Liberty Trust's primary investment manager; and Successor SGAM Corp., which would serve as the subadviser responsible for the Successor Fund's daily investment decisions. Consequently, as a result of the Reorganization, LASC would enter into an advisory agreement with Liberty Trust, acting on behalf of the Successor Fund, and Successor SGAM Corp.
would enter into a subadvisory agreement with LASC and the Successor Fund.

         By voting in favor of the Plan, shareholders of the Fund will be authorizing the Fund, as sole shareholder of the new series of Liberty Trust prior to the Reorganization, to vote such shares of the Successor Fund in favor of approval of the advisory and subadvisory agreements with LASC and Successor SGAM Corp. to take effect with the closing of the Reorganization.

         LASC, SGAM Corp., and the Board have determined that it is in the best interests of the Fund and its shareholders to reorganize the Fund into a new separate series of Liberty Trust. After the Reorganization, LASC would serve as investment adviser, and Successor SGAM Corp. would serve as subadviser, to the Successor Fund, under a new investment management agreement and subadvisory agreement, respectively.

         The form of the management agreement with LASC (the "LASC Agreement") and form of the subadvisory agreement with LASC and Successor SGAM Corp. (the "Subadvisory Agreement"), each to be effective with the closing of the Reorganization, are attached as Exhibits B and C, respectively.

         2. Comparison of the Current Investment Management Agreement and the LASC Agreement and the Subadvisory Agreement (collectively, the "New Agreements").

         Although the New Agreements for the Fund are different in form than the current investment management agreement (the "Current Investment Management Agreement") between the Fund and SGAM Corp., the agreements are substantially the same in all material respects with respect to the responsibilities of the parties.

                a.   Provision  of  Investment   Management  and  Administrative
                     Services

         The Current Investment Management Agreement requires that SGAM Corp. provide the Fund with investment research, advice, and supervision and furnish continuously an investment program that is consistent with the Fund's investment objective, policies and restrictions as described in the Company's prospectus and statement of additional information. Under this agreement, SGAM Corp. determines the securities that should be purchased and sold for the Fund and the percentage of the assets of the Fund that will remain uninvested.

         Even though the Fund would have two investment managers as a result of the Reorganization, the collective responsibilities of LASC and Successor SGAM Corp. under their respective investment management agreements would be substantially the same as those of SGAM Corp. under the Current Investment Management Agreement.

         The LASC Agreement calls for LASC to provide certain investment advisory and administrative services to the Fund. Some of the investment advisory services, however, can be - and in fact would be - delegated to a subadviser, including the responsibility for the day-to-day management and investment of the assets of the Successor Fund. LASC also would be responsible for compensating Successor SGAM Corp. out of the payments it receives from Liberty Trust.

         In managing the Successor Fund's assets under the provisions of the Subadvisory Agreement, Successor SGAM Corp. would (i) evaluate economic, statistical and financial information and undertake any investment research that it believes is advisable; (ii) purchase and sell investment securities on behalf of the Successor Fund in accordance with its investment objectives and policies; and (iii) report the results to LASC and the Board of Trustees.

         The administrative services to be provided by LASC under the agreement would include (i) the maintenance of the corporate books and records of Liberty Trust; (ii) administration of all dealings and relationships with the trustees for meetings of the Board; (iii) preparation of proxy materials for Liberty Trust, as necessary; and (iv) certain other compliance-oriented developments on behalf of Liberty Trust and the Successor Fund. These functions are not specifically identified in the Fund's Current Investment Management Agreement, but have been provided by SGAM Corp. under the current arrangements.

                 b.   Compensation

         In return for its services rendered under the Current Investment Management Agreement, SGAM Corp. is paid by the Fund at an annual rate of 0.75 of 1% of the Fund's average daily net assets. Payment under this agreement is made on a monthly basis.

         Under the LASC Agreement, the Successor Fund will pay LASC at the same annual rate as under the Current Investment Management Agreement. Accordingly, shareholders will not experience an increase or decrease in management expenses as a result of the Reorganization. Under the Subadviser Agreement, Successor SGAM Corp. will be compensated by LASC at a rate of 0.55 of 1% of the Successor Fund's average daily net assets.

                 c.   Allocation of Charges and Expenses

         The Current Investment Management Agreement requires that SGAM Corp. pay the compensation and expenses of all officers of the Company and the Company's rent and ordinary office expenses. SGAM Corp. also is required to provide investment advisory, research, and statistical facilities and all clerical services relating to research, statistical, and investment work. Under the LASC Agreement, LASC provides a variety of administrative functions on behalf of Liberty Trust, including providing office space, equipment and facilities as necessary, and maintaining the headquarters of Liberty Trust.

                 d.   Liability of the Adviser

         Under the Current Investment Management Agreement, SGAM Corp. is not liable for any loss suffered by the Company in connection with the rendering of investment advisory services to the Fund, unless the loss resulted from willful misfeasance, bad faith or gross negligence by SGAM Corp. in the performance of its duties or from a reckless disregard by SGAM Corp. of its obligations and duties under the agreement. [The New Agreements contain substantially similar provisions.]

         LASC, Successor SGAM Corp. and other service providers for Liberty Trust have agreed to waive collection of management, administration, transfer agency, and other fees payable by the Successor Fund during the two years following the approval of the New Agreements so that the total operating expenses of the Successor Fund, as a percentage of net assets of the Successor Fund, do not exceed the total annualized operating expenses of the Fund as of the date of the closing of the Acquisition. Please see Exhibit D for a comparison of the Fund's total expenses and the proposed total expenses of the Successor Fund.

         B.       Adoption of Plan of Distribution

         The Fund  currently  maintains  a Rule 12b-1 Plan (the  "Current  12b-1
Plan") under which the Fund pays a distribution-related fee on the first business day of each quarter at an annual rate not to exceed 0.25% of average daily net assets to SG Cowen Securities Corporation ("SGCS"), the principal underwriter of the Fund's shares. Under the terms of the Current 12b-1 Plan, the Fund is authorized to make payments to SGCS for remittance to an insurance company that is the issuer of a Variable Product invested in shares of the Fund in order to pay or reimburse such insurance company for distribution or shareholder servicing-related expenses incurred or paid by such insurance company. The Current 12b-1 Plan is intended to compensate SGCS for expenses incurred in connection with the distribution of the Fund's shares.

         As a result of the Reorganization, the Fund will adopt a similar Rule 12b-1 Plan (the "New 12b-1 Plan"). Unlike the Current 12b-1 Plan, however, which provides that fees paid may be used only to reimburse SGCS for actual expenses incurred in providing distribution-related services, the New 12b-1 Plan will provide that if the distribution fee exceeds actual distribution expenses, the difference may be retained by the distributor as additional compensation. Please see Exhibit D for a comparison of the fees and expenses of the Fund, and other service providers for Liberty Trust and the Successor Fund.

         As noted above, however, LASC, Successor SGAM Corp., and other service providers for Liberty Trust have agreed to waive certain fees otherwise payable by the Successor Fund for a period of two years following the approval of the New Agreements, so that the total operating expenses of the Successor Fund do not exceed the total annualized operating expenses of the Fund as of the date of the closing of the Acquisition

         C.       Conversion to Massachusetts Business Trust

         If the Reorganization is approved, the Fund will become a separate series of Liberty Trust and, as a result, will be converted from a series of a Maryland corporation to a series of a Massachusetts business trust. Below is a comparison of these two forms of organization, together with a summary of related sections of each entity's charter and by-laws. For the full text of the Company's Charter and Liberty Trust's Declaration of Trust, reference is made to each entity's charter on file with the Securities and Exchange Commission.

         1.       Liability of Shareholders

         For Maryland corporations, the personal liability of individual shareholders is limited by statute. Under certain circumstances, shareholders of Massachusetts business trusts may be held personally liable as partners for the obligations of the trust. To protect its shareholders, Liberty Trust's charter expressly disclaims the liability of its shareholders for acts or obligations of Liberty Trust and provides for indemnification and reimbursement of expenses out of Liberty Trust's property for any shareholder held personally liable for the obligations of Liberty Trust. The charter also provides that Liberty Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of Liberty Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and Liberty Trust itself was unable to meet its obligations.

         2.       Election of Board Members; Shareholder Meetings

         Neither Massachusetts business trust law nor Maryland corporate law requires investment companies to hold annual meetings of shareholders. The ability of shareholders to elect directors/trustees from time to time will not change as a result of the Reorganization.

         3.       Terms of Board Members

         Liberty Trust's Declaration of Trust provides that, except in the event of death, resignation, or removal, each trustee elected by shareholders or by the trustees shall serve until the next meeting of shareholders called for the purpose of electing trustees. The Company's bylaws provide that each director shall hold office until his successor is elected and qualified, or until his earlier death, resignation or removal.

         4.       Removal of Board Members

         Under Liberty Trust's Declaration of Trust, a trustee can be removed, with or without cause, (i) by a majority vote of the trustees then in office,
(ii) at any meeting called for that purpose, by a vote of the holders of two-thirds of Liberty Trust's outstanding shares or (iii) by the holders of two-thirds of the outstanding shares by declaration in writing filed with the custodian of the Fund's securities. Under the Company's by-laws, at any shareholder meeting at which a quorum is present, the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors is needed to remove a director from office, with or without cause.

         5.       Voting Rights of Shareholders

         Liberty Trust's Declaration of Trust grants shareholders the power to vote only with respect to: (i) the election or removal of trustees; (ii) the approval of any investment advisory contract; (iii) the termination of Liberty Trust or any series thereof; (iv) any amendments to the charter; (v) whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Liberty Trust or a series thereof; or (vi) any matters relating to Liberty Trust as may be required by the 1940 Act, the Declaration of Trust, the bylaws, or any registration of Liberty Trust with the Securities and Exchange Commission, or as the Board of Trustees may consider necessary or desirable. The Company's charter does not specify instances under which shareholders have the right to vote, but as a Maryland corporation that is a registered investment company pursuant to the 1940 Act, shareholders have the right to vote with respect to substantially the same items as is the case for Liberty Trust.

         6.       Special Meetings of Shareholders

         The Company's by-laws provide that the Company's Secretary must call a shareholder meeting (i) when one or more matters are required to be acted on by shareholders under the 1940 Act or the General Corporation Law of the State of Maryland, and (ii) at the request in writing of the Chairman of the Board, the President, a majority of the Board of Directors or shareholders holding at least ten percent of the shares of stock of the Company outstanding and entitled to vote at a meeting.

         The Declaration of Trust of Liberty Trust provides that shareholder meetings of Liberty Trust or of any series or class may be called by the Trustees, the President, the Executive Vice President, any Vice President, or such other person or persons as may be specified in the bylaws and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of Liberty Trust or any series or class or upon any other matter deemed by the Trustees to be necessary or desirable. The Declaration of Trust also provides that shareholders are entitled to at least seven days' written notice of any meeting of shareholders.

         7.       Liability of Trustees and Officers; Indemnification

         The Company's charter provides that, to the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Company will have any liability to the Company or its shareholders for damages. The charter further provides that the limitation on liability applies to events occurring at the time a person serves as a director or officer of the Company whether or not that person is a director or officer at the time of any proceeding in which liability is asserted. The Declaration of Trust for Liberty Trust provides that the Trustees will not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of Liberty Trust, nor will any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee. The Declaration of Trust further provides that a Trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Finally, the charter provides that every note, bond, contract, instrument, certificate, share or undertaking and every other act or thing whatsoever executed or done by or on behalf of Liberty Trust or the Trustees or any of them in connection with Liberty Trust will be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees of Liberty Trust executed or done by or on behalf of Liberty Trust or the Trustees, and such Trustees or Trustee will not be personally liable thereon.

         The Company's charter provides that the Company will indemnify and advance expenses to its currently acting and its former directors to the full extent permitted by Maryland General Corporation Law. The charter further states that the Company will indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with the law. The bylaws for the Company provide that the Company will indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Company or is or was serving at the request of the Company as Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees, actually incurred by him in connection with such Proceeding and the amount of every such judgment, penalty, fine settlement and reasonable expense so incurred by such person will be paid by the Company or, if paid by such person, will be paid by Company to the fullest extent permitted by law, subject to certain conditions and limitations.

         Liberty Trust's Declaration of Trust provides that Liberty Trust will indemnify each of its Trustees and officers (including persons who serve at the request of Liberty Trust as directors, officers or trustees of another organization in which Liberty Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that no Covered Person shall be indemnified against any liability to the Colonial Trust or its shareholders to which such Covered Person would other wise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's officer.

         With respect to the Successor Fund, Liberty Trust has agreed to assume the Company's indemnification and related payment or reimbursement of expenses obligations pursuant to the Company's bylaws and charter for a period of five years after the Closing Date with respect to events occurring at any time up to and including the Closing Date, including events contemplated by the Plan, up to an amount equal to the assets of the Fund. Further, Liberty has agreed, at its sole expense, to extend "directors and officers" insurance coverage to the disinterested Directors for a period of five years after the Closing Date.

                  D.       Approval of Interim Investment Management Agreement

         Finally, by voting in favor of the Reorganization, you will also be voting in favor of an interim investment management agreement between the Fund and Successor SGAM Corp. (the

"Interim Investment Management Agreement"). As described above, the Acquisition will result in an "assignment" of the Fund's current investment management agreement with SGAM Corp., thus terminating that agreement as a matter of law. The Acquisition is scheduled to occur on December [30] [31], 1998. In the event that the Reorganization is approved by the shareholders of the Fund, but is not completed on or before December [30] [31], 1998, the Fund would be without an investment management agreement from that date until the closing of the Reorganization. To cover this possibility, approval of the Reorganization would also include approval of an Interim Investment Management Agreement, the terms of which are substantially identical to those of the Current Investment Management Agreement with SGAM Corp., which are described above. This interim agreement would take effect only if the Reorganization is not finalized prior to the consummation of the Acquisition, and would remain in effect only until the earlier of the closing date of the Reorganization or March 31, 1999. At a meeting held on October 23, 1998, the Board of the Company approved the Interim Investment Management Agreement with respect to the Fund. The proposed Interim Investment Management Agreement is attached to this Proxy Statement as Exhibit F.

VII.     Tax Consequences

         In the opinion of [ ], based on certain facts, assumptions, and representations of the parties, for Federal income tax purposes, the transaction contemplated by the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). While the Company is not aware of any state or local tax consequences of the proposed Reorganization, it has not made any investigation as to such consequences, and shareholders should consult their own tax advisors with respect to such matters.

VIII.    Required Vote

         Approval of the Proposal will require the vote of a majority of the Fund's outstanding voting securities. The Board recommends that the shareholders vote in favor of Proposal 1.

                             ADDITIONAL INFORMATION

General

         The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by Liberty (and not the Company or the
Fund), including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of SGAM Corp. and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. The cost of this assistance is expected to be approximately $[ ] and, as stated above, will not be borne by the Fund or the Company.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at (800) 794-6889. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.

Proposals of Shareholders

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Company, 1221 Avenue of the Americas, New York, New York 10020, within a reasonable time before the solicitation of proxies for such meeting. Pursuant to its bylaws, the Company does not generally, and has no present intention to, hold annual meetings of shareholders. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting

         The Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

Philip J. Bafundo
Secretary

                                    Exhibit A
                                    ---------

                                     Form of
                      Agreement and Plan of Reorganization

                      AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION made this __ day of ________, 1998 by and between SoGen Variable Funds, Inc. (the "SoGen Trust"), a Maryland corporation, on behalf of SoGen Overseas Variable Fund a series of the SoGen Trust (the "SoGen Fund"), and Liberty Variable Investment Trust (the "Liberty Trust"), a Massachusetts business trust, on behalf of [name of successor SoGen fund,] a series of the Liberty Trust (the "New SoGen Fund").

WHEREAS, the parties hereto intend to provide for the reorganization of the SoGen Fund through the acquisition by the New SoGen Fund of all of the assets, subject to all of the liabilities, of the SoGen Fund in exchange for shares of beneficial interest, without par value, of the New SoGen Fund (the "New SoGen Fund Shares"), the distribution to shareholders of the SoGen Fund of such New SoGen Fund Shares, and the liquidation of the SoGen Fund, all pursuant to the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Plan of Reorganization and Liquidation. (a) The SoGen Trust, on behalf of the SoGen Fund, shall assign, sell, convey, transfer and deliver to the New SoGen Fund at the closing provided for in Section 2 (hereinafter called the "Closing") all of the then existing assets of the SoGen Fund of every kind and nature. In consideration therefor, the Liberty Trust, on behalf of the New SoGen Fund, shall at the Closing
         (i) assume all of the SoGen Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, including any liability arising out of indemnification and related payment or reimbursement of expenses obligations pursuant to the
         By-Laws or Articles of Incorporation of the SoGen Trust (the "Obligations"), each as in effect on the date hereof (collectively, the "SoGen Charter") with respect to events occurring at any time up to and including the Closing Date (as defined in Section 2 hereof), including events contemplated by this Agreement and (ii) deliver to the SoGen Fund (A) a number of full and fractional Class A New SoGen Fund Shares (as described in Section 4(g) below) equal to the number of full and fractional Class A shares of the SoGen Fund ("Retail SoGen Fund Shares") then outstanding which are held by holders of Retail SoGen Fund Shares ("Retail SoGen Fund Shareholders"). The numbers of Retail SoGen Fund Shares issued and outstanding and the numbers of Class A New SoGen Fund Shares to be issued to the SoGen Fund shall be determined by the transfer agent of the SoGen Fund (the "Transfer Agent"), as of the close of business on the New York Stock Exchange on the Closing Date. The determination of the Transfer Agent shall be conclusive and binding on the SoGen Fund, the New SoGen Fund and their respective shareholders. Notwithstanding any other provisions hereof, the Obligations shall be binding for five years after the Closing Date upon the New SoGen Fund. In the event that the New SoGen Fund shall be reorganized or merged into another registered investment company at any time prior to the expiration of five years from the Closing Date, proper provision shall be made so that the successor registered investment company of the New SoGen Fund shall continue to honor the Obligations. Further, the Obligations shall not be terminated or modified in such a manner as to adversely affect any director to whom the Obligations apply without the consent of such affected director (it being expressly agreed that the directors to whom the Obligations apply shall be third party beneficiaries of this Section 1 with respect to the Obligations).

         (b) Upon consummation of the transactions described in paragraph (a) of this Section 1, the SoGen Trust, on behalf of the SoGen Fund, shall distribute, in complete liquidation of the SoGen Fund, (A) pro rata to the Retail SoGen Fund Shareholders of record as of the Closing Date the Class A New SoGen Fund Shares received by the SoGen Fund. Such distribution shall be accomplished by the establishment, at the expense of the New SoGen Fund, (A) of an open account on the records of the New SoGen Fund in the name of each Retail SoGen Fund Shareholder representing a number of Class A New SoGen Fund Shares equal to the number of shares of the SoGen Fund owned of record by such shareholder at the Closing Date. Certificates, if any, for shares of the SoGen Fund issued prior to the reorganization and held by Retail SoGen Fund Shareholders shall represent the same number of outstanding Class A New SoGen Fund Shares, respectively, following the reorganization. In the interest of economy and convenience, certificates representing the New SoGen Fund Shares will not be physically issued.

         (c) As promptly as practicable after the Closing Date, the SoGen Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the SoGen Fund shall not conduct any business except in connection with its dissolution and liquidation.

2. Closing and Closing Date. The Closing shall occur at the offices of the Liberty Trust, One Financial Center, 12th floor, Boston, Massachusetts 02111 at 9:00 a.m. Boston time on _________ __, 199_ or such other date agreed to between the parties and after the required approval by the shareholders of the SoGen Fund specified in Section 4(c) hereof and the fulfillment (to the extent not waived) of the other conditions precedent set forth in Section 4, or at such later time and date as the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided.

3. Covenants. The Liberty Trust, on behalf of the New SoGen Fund, and the SoGen Trust, on behalf of the SoGen Fund, each hereby covenants and agrees with the other as follows:

3.1 The SoGen Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

3.2      In connection with the SoGen Fund shareholders'  meeting referred to in
         Section 3.1, the SoGen Fund will prepare a proxy statement (the "Proxy Statement") for such meeting, to be distributed to the SoGen Fund shareholders pursuant hereto, all in compliance with the Securities Exchange Act of 1934 (the "1934 Act") and the Investment Company Act of 1940 (the "1940 Act").

3.3 The information to be furnished by the Liberty Trust and SoGen Trust for use in the Proxy Statement referred to in Section 3.2 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto.

4. Conditions Precedent. The obligation of the SoGen Trust and the Liberty Trust to effect the transactions contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

         (a) The SoGen Trust and the Liberty Trust shall have received an opinion of Ropes & Gray substantially to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by the SoGen Fund upon the occurrence of each of the following events (a) the exchange of any of its assets solely for New SoGen Fund Shares and the assumption by the New SoGen Fund of any of the liabilities of the SoGen Fund and (b) upon the distribution to the SoGen Fund Shareholders of the New SoGen Fund Shares; (ii) the tax basis of all of the assets of the SoGen Fund received by the New SoGen Fund will be, in each instance, the same as the tax basis of such assets in the hands of the SoGen Fund immediately prior to the transfer; (iii) the New SoGen Fund's holding period in all of the assets acquired from the SoGen Fund will include, in each instance, the periods during which such assets were held by the SoGen Fund; (iv) no gain or loss will be recognized by the New SoGen Fund upon the receipt of any of the assets of the SoGen Fund solely in exchange for New SoGen Fund Shares and the assumption by the New SoGen Fund of any of the liabilities of the SoGen Fund; (v) no gain or loss will be recognized by the shareholders of the SoGen Fund upon the receipt of the New SoGen Fund Shares solely in exchange for their shares in the SoGen Fund as part of the transaction; (vi) the basis of the New SoGen Fund Shares received by the shareholders of the SoGen Fund will be, in each instance, the same as the basis of the shares of the SoGen Fund exchanged therefor; and (vii) the holding period of the New SoGen Fund Shares received by the shareholders of the SoGen Fund will include, in each instance, the holding period of the shares of the SoGen Fund exchanged therefor, provided that at the time of the exchange the shares of the SoGen Fund were held as capital assets; and as to such other matters as the SoGen Trust and the Liberty Trust may reasonably request;

         (b) This Agreement and Plan of Reorganization and the reorganization contemplated hereby shall have been approved by the Board of Directors of the SoGen Trust and by the Board of Trustees of the Liberty Trust, and shall have been recommended for approval to the shareholders of the SoGen Fund by the Board of Directors of the SoGen Trust;

         (c) This Agreement and Plan of Reorganization and the reorganization contemplated hereby shall have been adopted and approved by the affirmative vote of the holders of a majority of the outstanding shares of the SoGen Fund;

         (d) The Liberty Trust on behalf of the New SoGen Fund shall have entered into an Investment Management Agreement with [New SGAM Corp.], and such Agreement shall have been approved by the Board of Trustees of the Liberty Trust and, to the extent required by law, by the Board of Trustees of the Liberty Trust who are not "interested persons" of the Liberty Trust as defined in the 1940 Act (the "Independent Trustees"), as well as by the shareholders of the New SoGen Fund (it being understood that the SoGen Fund, as sole shareholder of the New SoGen Fund prior to the consummation of the reorganization, hereby agrees and is authorized to vote for such approval);

         (e) The Liberty Trust, on behalf of the New SoGen Fund, shall have entered into a Distributor's Contract, including distribution plans (the "Rule 12b-1 Plans") adopted for Class A, B and C shares of the New SoGen Fund pursuant to Rule 12b-1 of the rules and regulations under the 1940 Act, with Liberty Funds Distributor, Inc., and such Contract (including the Plans) shall have been approved by the Board of Trustees of the Liberty Trust and, to the extent required by law, by the Independent Trustees of the Liberty Trust;

         (f) The Liberty Trust, on behalf of the New SoGen Fund, shall have entered into a Transfer Agency Agreement with Liberty Funds Services, Inc., and such Agreement shall have been approved by the Board of Trustees of the Liberty Trust and, to the extent required by law, by the Independent Trustees of the Liberty Trust;

         (g) The Class A New SoGen Fund Shares shall have been designated by the Board of Trustees of the Liberty Trust as a separate class of shares of beneficial interest in the New SoGen Fund which shall be subject to an asset-based service charge and distribution fee under the Rule 12b-1 Plan for such Class A shares of up to 0.25% per annum and shall not be subject to any deferred sales charge on redemption, and additional Class A shares may be purchased by Retail SoGen Fund Shareholders at the then-current sales charge; and

         (h) The representations and warranties set forth in Section 5 of this Agreement shall be accurate and complete in all material respects on the Closing Date.

         (i) On the Closing Date no action, suit or proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

         (j) The transactions contemplated by the Stock Purchase Agreement dated as of August 13, 1998 among Societe Generale Asset Management S.A., Jean-Marie Eveillard and Liberty Financial Companies, Inc. shall have been consummated.

At any time prior to the Closing, any of the foregoing conditions other than that set forth in (j) above may be waived jointly by the Board of Directors of the SoGen Trust and the Board of Trustees of the Liberty Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the SoGen Fund and the New SoGen Fund.

5.       Representations and Warranties.

5.1 SoGen Trust, on behalf of SoGen Fund, represents and warrants as follows to the Liberty Trust and the New SoGen Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

         (a) SoGen Trust is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

         (b) SoGen Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act, is in full force and effect, and SoGen Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Articles of Incorporation of SoGen Trust and the 1940 Act;

         (c) SoGen Trust or any person whom the SoGen Trust may be obligated to indemnify is not in violation in any material respect of any provision of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which SoGen Trust is a party or by which SoGen Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

         (d) SoGen Trust has no material contracts or other commitments (other than this Agreement, two Agency Agreements dated November 25, 1996 by and between Sogen International Fund, Inc. and DST Systems, Inc. and SoGen Funds, Inc. and DST Systems, Inc. and such other contracts as may be entered into in the ordinary course of its investment business) which if terminated, may result in material liability to SoGen Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from SoGen Fund;

         (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against SoGen Fund, any of its properties or assets, or any person whom the SoGen Trust may be obligated to indemnify except as previously disclosed in writing to New SoGen Fund. SoGen Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

         (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments as at and for the two years ended March 31, 1998 of SoGen Fund, audited by KPMG Peat Marwick LLP, copies of which have been furnished to New SoGen Fund, fairly reflect the financial condition and results of operations of SoGen Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and SoGen Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since March 31, 1998;

         (g) Since March 31, 1998, there has not been any material adverse change in SoGen Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by SoGen Fund of indebtedness, except as disclosed in writing to New SoGen Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

         (h) By the Closing Date, all federal and other tax returns and reports of SoGen Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of SoGen Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (i) For all taxable years and all applicable quarters of such years from the date of its inception, SoGen Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851(a) of the Code. Neither SoGen Trust nor SoGen Fund has at any time since its inception been liable for and is now liable for any material excise tax pursuant to
         Section 4982 of the Code. SoGen Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of SoGen Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. SoGen Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder.

         (j) The authorized capital of SoGen Trust consists of 3,000,000,000 shares of authorized stock with a par value of one tenth of one cent (0.001) per share of such number of different series or classes as designated in SoGen Trust's Articles of Incorporation, four series of which (including SoGen Fund) are currently authorized and outstanding. All issued and outstanding shares of SoGen Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in SoGen Fund's Prospectus) non-assessable by SoGen Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into or exchangeable for, any shares of beneficial interest of SoGen Fund are outstanding and none will be outstanding on the Closing Date;

         (k) At the Closing Date, SoGen Fund will have good and marketable title to its assets to be transferred to New SoGen Fund pursuant to paragraph 1, and full right, power, and authority to sell, assign, transfer and deliver such assets as contemplated hereby, and upon delivery and payment for such assets New SoGen Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

         (l) The SoGen Fund's investment operations from inception to the date hereof have been in compliance with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to New SoGen Fund;

         (m) The execution, delivery and performance of this Agreement has been duly authorized by the Directors of SoGen Trust, and, upon approval thereof by the required majority of the shareholders of SoGen Fund, this Agreement will constitute the valid and binding obligation of SoGen Fund enforceable in accordance with its terms; and

         (n) The New SoGen Shares to be issued to SoGen Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the SoGen Fund Shareholders as provided in paragraph 1.

5.2 Liberty Trust, on behalf of New SoGen Fund, represents and warrants the following to the SoGen Trust and the SoGen Fund and agrees to confirm the accuracy and completeness in all material respects of the following on the Closing Date:

         (a) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Liberty Trust, and this Agreement constitutes the valid and binding obligation of Liberty Trust and New SoGen Fund enforceable in accordance with its terms;

         (b) The New SoGen Shares to be issued and delivered to SoGen Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in New SoGen Fund, and will be fully paid and non-assessable (except as set forth in New SoGen Fund's Statement of Additional Information) by Liberty Trust, and no shareholder of Liberty Trust will have any preemptive right of subscription or purchase in respect thereof; and

         (c) New SoGen Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. Amendment. This Agreement may be amended at any time by the joint action of the Board of Directors of the SoGen Trust and the Board of Trustees of the Liberty Trust, notwithstanding approval thereof by the shareholders of the SoGen Fund, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the SoGen Fund or the New SoGen Fund.

7. Termination. The Board of Directors of the SoGen Trust and the Board of Trustees of the Liberty Trust may jointly terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the SoGen Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Agreement inadvisable. If the transactions contemplated by this Agreement and Plan of Reorganization have not been substantially completed by March 31, 1999, this Agreement and Plan of Reorganization shall automatically terminate on that date unless a later date is agreed to by both the SoGen Trust and the Liberty Trust acting by their respective Boards.

8. No Broker's or Finder's Fee. The SoGen Trust and the Liberty Trust each represent that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's, finder's or other similar fee or commission from the SoGen Trust or the Liberty Trust arising out of the transactions contemplated by this Agreement and Plan of Reorganization.

9. No Survival of Covenants and Agreements. The covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Sections 1, 3.3, 9, 11, 12 and 13.

10. Reliance. All covenants and agreements made under this Agreement and Plan of Reorganization shall be deemed to have been material and relied upon by each of the parties notwithstanding any investigation made by such party or on its behalf.

11. Notices. All notices required or permitted under this Agreement and Plan of Reorganization shall be given in writing (i) to the SoGen Trust at 1221 Avenue of the Americas, New York, New York 10020, as well as to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, Attention: Charles M. Nathan, Esq. and (ii) to the Liberty Trust at One Financial Center, Boston, Massachusetts 02111, or at such other place as shall be specified in a written notice given by either party to the other party to this Agreement and Plan of Reorganization, and shall be validly given if mailed by first class mail, postage prepaid.

12. Expenses. The SoGen Fund and the New SoGen Fund shall each bear their own expenses relating to the reorganization contemplated hereby to the extent such expenses are not paid by others, provided, however, that if the reorganization is consummated such expenses of the SoGen Fund, to the extent not paid by others, shall be assumed and borne by the New SoGen Fund.

13. Miscellaneous Provisions. This Agreement and Plan of Reorganization shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts. It is executed in several counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement. A copy of the document establishing the Liberty Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon (i) any of the Trustees, officers or shareholders of the Liberty Trust individually, but only upon the assets of the New SoGen Fund and
         (ii) any of the directors, officers or shareholders of the SoGen Trust individually, but only upon the assets of the SoGen Fund.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement and Plan of Reorganization to be executed and delivered by their duly authorized officers as of the day and year first written above.

                             SOGEN VARIABLE FUND, INC.
                             (on behalf of SoGen Overseas Variable Fund)



                             By:
                                ----------------------------------------
                                Name:
                                Title:




                             LIBERTY VARIABLE INVESTMENT TRUST
                             (On behalf [Successor Fund])


                             By:
                                ----------------------------------------
                                Name:
                                Title:

                                    Exhibit B
                                    ---------

                Form of New Investment Management Agreement with
                         Liberty Advisory Services Corp.

                        LIBERTY VARIABLE INVESTMENT TRUST

                     [SOGEN] OVERSEAS FUND, VARIABLE SERIES

                              MANAGEMENT AGREEMENT



         MANAGEMENT AGREEMENT ("Agreement"), made this __ day of January, 1999, between LIBERTY VARIABLE INVESTMENT TRUST, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), on its own behalf and on behalf of the [SoGen] Overseas Fund, Variable Series (the "Fund"), and LIBERTY ADVISORY SERVICES CORP., a corporation organized under the laws of The Commonwealth of Massachusetts (the "Manager").

         WHEREAS, the Trust has been organized as an open-end management investment company registered as such under the Investment Company Act of 1940, as amended ("Investment Company Act"), and is authorized to issue shares of beneficial interest in one or more separate series (each representing interests in a separate portfolio of securities and other assets), including the Fund, which shares are to be issued and sold to and held by various separate accounts of Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life") or separate accounts of other insurance companies that are affiliated or are not affiliated with Keyport (collectively, "Participating Insurance Companies");

         WHEREAS, the Trust heretofore has created ten other separate funds which are covered by Management Agreements among the Trust, on its own behalf and on behalf of such other funds, and the Manager; and the Trust may in the future create additional fund(s) that may be covered by other separate agreements;

         WHEREAS, the Trust desires the Manager to render certain administrative services and to render total investment management services to the Trust and the Fund, all in the manner and on the terms and conditions hereinafter set forth;

         WHEREAS, the Trust authorizes the Manager to enter into sub-advisory agreements with one or more firms registered as investment advisers under the Investment Advisors Act of 1940, as amended (the "Investment Adviser's Act"), or qualifying as a "bank" within the meaning of the Investment Adviser's Act and thereby exempted from the requirement to be so registered, to manage all or a portion of a Fund's assets, as determined by the Manager from time to time (a "Sub-Adviser"); and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Adviser's Act, and desires to provide services to the Trust and the Fund in consideration of and on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the Trust, on its own behalf and on behalf of the Fund, and the Manager hereby agree as follows:

         1.       Employment of the Investment Adviser.

                  The Trust hereby employs the Manager (i) to provide certain administrative and limited oversight services and (ii) to provide investment management and related services to the Trust and the Fund, all in the manner set forth in Section 2 of this Agreement, subject to the direction of the Trustees, and for the period, in the manner, and on the terms set forth hereinafter. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and, except as expressly provided or authorized (whether herein or otherwise), shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         2.       Obligations of, and Services to be Provided by, the Manager.

                  The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

         A.       Administrative Services.

                  (a) The Manager will provide general administrative services as hereinafter set forth ("Administrative Services"), all subject to the overall direction and control of the Board of Trustees of the Trust (the "Board").

                  (b) Such Administrative Services shall not include investment advisory, custodian, underwriting and distribution, transfer agency or pricing and bookkeeping services, but shall include; (i) provision of office space, equipment and facilities necessary in connection with the services to be performed hereunder and the maintenance of the headquarters of the Trust; (ii) maintenance of the corporate books and records of the Trust (other than those of its records maintained by the Sub-Advisers referred to in paragraph 2(B)(c) below, the transfer agent, the custodian and the pricing and bookkeeping agent);
(iii) administration of all dealings and relationships with the Trustees for meetings of the Board, the scheduling of such meetings and the conduct thereof;
(iv) preparation and filing of proxy materials and administration of arrangements for meetings of shareholders or beneficial owners of the Funds; (v) preparation and filing of all required reports and all updating and other amendments to the Trust's Registration Statement under the Investment Company Act, the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder; (vi) calculation of distributions required or advisable under the Investment Company Act and the Internal Revenue Code of 1986, as amended (the "Code"); (vii) periodic computation and reporting to the Trustees of each Fund's compliance with diversification and other portfolio requirements of the Investment Company Act and the Code; (viii) development and implementation of general shareholder and beneficial owner correspondence and communications relating to the Funds, including the preparation and filing of shareholder and beneficial owner reports as are required or deemed advisable; and (ix) general oversight of the custodial, net asset value computation, portfolio accounting, financial statement preparation, legal, tax and accounting services performed for the Trust or the Funds by others.

         It is understood that the Manager may, in its discretion and at its expense, delegate some or all of its administrative duties and responsibilities under this subsection 2A to its affiliate, Liberty Financial Companies, Inc. ("LFC"), or any majority or greater owned subsidiaries of LFC.

         B.       Investment Advisory Services.

                  (a) The Manager shall have responsibility for the management and investment of the assets of the Fund, subject to and in accordance with the separate investment objectives, policies and limitations of the Fund, as provided in the Trust's Prospectus and Statement of Additional Information and governing instruments, as amended from time to time, and any directions and policies which the Trustees may issue to the Manager from time to time.

                  (b) The Manager shall provide a continuous investment program for the Fund, shall revise each such program as necessary, and shall monitor implementation of the program.

                  (c) The Manager may delegate its investment responsibilities under paragraph 2B(a) with respect to the Fund to one or more persons or companies registered as investment advisers under the Investment Adviser's Act or qualifying as a "bank" within the meaning of the Investment Adviser's Act and thereby exempted from the requirement to be so registered ("Sub-Advisers") pursuant to an agreement among the Trust, such Fund and each Sub-Adviser ("Sub-Advisory Agreement"). Each Sub-Advisory Agreement may provide that the Sub-Adviser, subject to the control and supervision of the Trustees and the Manager, shall have full investment discretion for the Fund and shall make all determinations with respect to the investment of the Fund's assets or any portion thereof specified by the Manager. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Investment Company Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission or similar relief.

                  (d) The Manager shall be solely responsible for paying the fees of each Sub-Adviser from the fees it collects as provided in paragraph 6 below.

                  (e) The Manager shall evaluate possible Sub-Advisers and shall advise the Trustees of the candidates which the Manager believes are best suited to invest the assets of each Fund; shall monitor and evaluate the investment performance of each Sub-Adviser; shall recommend changes of or additions of Sub-Advisers when appropriate; and shall coordinate the investment activities of the Sub-Advisers.

                  (f) It is understood that the Manager may seek advice with respect to the performance of any or all of its duties under paragraphs 2B(b) and (c) from a person or company ("Consultant") pursuant to an agreement among the Manager, the Trust and the Consultant (a "Fund Consulting Agreement"). A Fund Consulting Agreement may provide that the Consultant, subject to the control and supervision of the Trustees and the Manager, shall provide assistance to the Manager with respect to each Fund's investment program, the selection, monitoring and evaluation of Sub-Advisers and the allocation of each Fund's assets to the Sub-Advisers.

                  (g) The Funds shall be solely responsible for paying the fees of any Consultant.

                  (h) The Manager shall render regular reports to the Trustees relating to the performance of its duties specified in paragraphs 2B(a), (b) and
(c).

         C.       Expenses Borne By Manager.

                  To the extent necessary to perform its obligations under this Agreement, the Manager, at its own expense, shall furnish executive and other personnel and office space, equipment and facilities, and shall pay any other expenses incurred by it, in connection with the performance of its duties hereunder, except that the Trust or the Fund, as appropriate, shall reimburse the Manager for its out-of-pocket costs, including telephone, postage and supplies, incurred by it in connection with communications with shareholders and beneficial owners of the Fund. The Manager shall pay all salaries, fees and expenses of Trustees or officers of the Trust who are employees of the Manager. The Manager shall not be obligated to bear any other expenses incidental to the operations and business of the Trust. The Manager shall not be required to pay or provide any credit for services provided by the Trust's custodian, transfer agent or other agents.

         D.       Provision   of   Information    Necessary  for  Preparation of
Registration Statement Amendments and Other Materials.

                  The Manager will make available and provide such information as the Trust may reasonably request for use in the preparation of its Registration Statement, reports and other documents required by federal laws and any securities and insurance laws of the other states and other jurisdictions in which the Trust's shares are sold.

         E.       Code of Ethics.

                  The Manager has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Manager shall verify to the Trustees that the Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Manager's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Manager shall permit the Trust to examine the reports required to be made to the Manager by Rule 17j-1(c)(1).

         F.       Disqualification.

                  The Manager shall immediately notify the Trustees of the occurrence of any event which would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or any other applicable statute or regulation.

         G.       Other Obligations and Service.

                  The Manager shall make its officers and employees available to the Trustees and officers of the Trust for consulting and discussions regarding the management of the Trust and its investment activities.

         3.       Execution and Allocation of Portfolio Brokerage.

         A. The Manager, subject to the control and direction of the Trustees, and any Sub-Advisers, subject to the control and direction of the Trustees and the Manager, shall have authority and discretion, as appropriate, to select brokers and dealers to execute portfolio transactions for each Fund, and for the selection of the markets on or in which the transactions will be executed.

        B. In acting pursuant to paragraph 3A, the Manager and the Sub-Advisers may place orders through such brokers and dealers in conformity with the policy with respect to brokerage set forth in the Trust's then effective Registration Statement.

       C. It is understood that the Manager or a Sub-Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for a Fund and for other clients in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager or Sub-Adviser, as the case may be, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients, and in conformity with any applicable policies adopted by the Board of Trustees.

        D. The Manager shall provide such reports as the Trustees may reasonably request with respect to each Fund's total brokerage and the manner in which that brokerage was allocated.

         4.       Expenses of the Trust.

                  It is understood that the Trust (or each of its funds (including the Fund), where applicable) will pay, or will enter into arrangements that require third parties to pay, all of the expenses of the Trust or such funds, other than those expressly assumed by the Manager herein, including without limitation:

                  A.       Advisory, sub-advisory and administrative fees;

                  B.       Fees for services of independent public accountants;

                  C.       Legal and consulting fees;

                  D.       Fees for transfer agent,  custodian   and   portfolio
recordkeeping and tax information services;

                  E.       Expenses of periodic  calculations of the  funds' net
asset values and of  equipment for  communication  among the funds'   custodian,
transfer agent and others;

                  F.       Taxes and the preparation of the funds' tax returns;

                  G.       Brokerage fees and commissions;

                  H.       Interest;

                  I.       Costs of Board of Trustees and shareholder meetings;

                  J. Updates and printing of prospectuses and reports to shareholders;

                  K. Fees for filing reports with regulatory bodies and the maintenance of the Trust's existence;

                  L.       Membership dues for industry trade associations;

                  M. Fees to federal authorities for the registration of the shares of the funds;

                  N. Fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager of its affiliates;

                  O. Distribution fees of the Fund under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act;

                  P.       Insurance and fidelity bond premiums; and

                  Q. Litigation and other extraordinary expenses of a non-recurring nature.

         5.       Activities and Affiliates of the Manager.

                  A. The Trust acknowledges that the Manager or one or more of its affiliates may have investment or administrative responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities, and that the Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 3, the Trust agrees that the Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Fund, provided that the Manager acts in good faith. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest. The Manager shall have no obligation to recommend for the Fund a position in any investment which an Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

                  B. Subject to and in accordance with the Declaration of Trust and By-Laws of the Trust as currently in effect and the Investment Company Act and the rules thereunder, it is understood that Trustees, officers and agents of the Trust and shareholders of the Trust are or may be interested persons as defined by the Investment Company Act ("Interested Persons") of the Manager or its affiliates as directors, officers, agents and shareholders of the Manager or its affiliates; that directors, officers, agents and shareholders of the Manager or its affiliates are or may be Interested Persons of the Trust as Trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be Interested Persons of the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the Investment Company Act and the rules thereunder.

         6.       Compensation of the Manager.

         For all services to be rendered and payments made pursuant to this Agreement, the Trust, on its own behalf and on behalf of Fund, will pay the Manager monthly in arrears a fee at an annual rate equal to 0.75% of the net asset value of the Fund. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the tenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of calendar days in the year, and (ii) multiplying the product obtained pursuant to clause (i) above by the net asset value of the Fund as determined in accordance with the Trust's Prospectus as of the previous business day on which the Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month.

         7.       Liabilities of the Manager.

                  A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

                  B. The Manager shall indemnify and hold harmless the Trust from any loss, cost, expense or damage resulting from the failure of any Sub-Advisor to comply with (i) any statement included in the Prospectus and Statement of Additional Information of the Trust, or (ii) instructions given by the Manager to any Sub-Advisor for the purpose of ensuring the Trust's compliance with securities, tax and other requirements applicable to the Trust's business and the investment activities of its Funds; provided, however, that the indemnification provided in this paragraph 7B shall apply only to the extent that a Sub-Adviser is liable to the Trust and, after demand by the Trust, is unable or refuses to discharge its obligations to the Trust.

                  C. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

         8.       Effective Date:  Term.

         This Agreement shall become effective on the later of (i) the date first written above or (ii) the date on which the offer and sale of shares of the Fund has been registered under the Securities Act and the Investment Company Act pursuant to an effective Registration Statement of the Trust on Form N-1A and shall continue until January , 2001, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by a vote of the Trustees, including the vote of a majority of the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

         9.       Assignment.

         No assignment of this Agreement shall be made by the Manager, and this Agreement shall terminate automatically in the event of any such assignment. The Manager shall notify the Trust in writing in advance of any proposed change of control to enable the Trust to take the steps necessary to enter into a new advisory contract.

         10.      Amendment

                  This Agreement may be amended at any time, but only by written Agreement between the Manager and the Trust, which is subject to the approval of the Trustees of the Trust and the shareholders of any affected Fund in the manner required by the Investment Company Act and the rules thereunder.

         11.      Termination.

         This Agreement:

                  (a) may at any time be terminated without payment of any penalty, by the Trust (by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund) on sixty
                           (60) days' written notice to the Manager;

                  (b) shall immediately terminate in the event of its assignment; and

                  (c) may be terminated by the Manager on sixty (60) days written notice to the Trust.

         12.      Definitions.

         As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

         13.      Notice.

         Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid to the other party to this Agreement at its principal place of business.

         14.      Severability.

         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         15.      Shareholder Liability.

         The Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Funds, the obligations thereunder shall be limited to the respective assets of such Funds. The Manager further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Funds, nor from the Trustees or any individual Trustee of the Trust.

         16.      Governing Law.

         This Agreement shall be interpreted under, and the performance of the Manager under this Agreement shall be consistent with, the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, the terms of the Investment Company Act, applicable rules and regulations thereunder, the Code and regulations thereunder, and the Trust's Prospectus and Statement of Additional Information, in each case as from time to time in effect. The provisions of this Agreement shall be construed and interpreted in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice or conflict of laws rules or provisions that would result in the application of the domestic substantive laws of any other jurisdiction; provided, however, that if such law or any of the provisions of this Agreement conflict with the applicable provisions of the Investment Company Act, the latter shall control.

         17.      Use of Manager's Name.

         The Trust may use the name "Liberty" or any other name derived from the name "Liberty" only for so long as this Agreement (or another similar management agreement pertaining to other series funds of the Trust) or any extension, renewal, or amendment hereof (or thereof) remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Manager. At such time as this Agreement (and each other similar agreement pertaining to such other series funds) or any extension, renewal or amendment hereof (or thereof), or each such other similar successor organization agreement shall no longer be in effect, the Trust will cease to use any name derived from the name "Liberty," any name similar thereto, or any other name indicating that it is managed by or otherwise connected with the Manager, or with any organization which shall have succeeded to Manager's business as investment advisor or manager.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, the parties hereto have duly executed this agreement on the date first above written.


ATTEST:                    LIBERTY VARIABLE INVESTMENT TRUST,
                           on its own behalf and on behalf of [SoGen] Overseas
                               Fund, Variable Series


                           By:
-----------------              ------------------------------
Title:  Secretary              Title:



ATTEST:                    KEYPORT ADVISORY SERVICES CORP.



                           By:
-----------------              ------------------------------
Title:  Secretary              Title:

                                    Exhibit C
                                    ---------

                          Form of Subadvisory Agreement
                     Between Liberty Advisory Services Corp.
                            and Successor SGAM Corp.



                     [SOGEN] OVERSEAS FUND, VARIABLE SERIES

                    [SOCIETE GENERALE] ASSET MANAGEMENT CORP.

                             SUB-ADVISORY AGREEMENT



         AGREEMENT dated as of January , 1999 among LIBERTY VARIABLE INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to [SoGen] Overseas Fund, Variable Series (the "Fund"), KEYPORT ADVISORY SERVICES CORP., a Massachusetts corporation ("Adviser"), and, [Societe Generale] Asset Management Corp. a Delaware corporation (the "Sub-Adviser").

         In consideration of the promises and covenants herein, the parties agree as follows:

         1. The Sub-Adviser will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information, as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Adviser and the Board of Trustees of the Trust.

         2.  In  carrying  out  its  investment  management   obligations,   the
Sub-Adviser shall:

                  (a)  evaluate  such   economic,   statistical   and  financial
information  and  undertake  such  investment   research  as  it  shall  believe
advisable;

                  (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information; and

                  (c) report results to the Adviser and to the Board of Trustees.

         3. The Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

         4. The Advisor shall pay the Sub-Adviser a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1 above. Such fee shall be paid in arrears on or before the 10th day of the next following calendar month.

         5. This Agreement shall become effective on the date first written above, and (a) unless otherwise terminated, shall continue until January , 2001 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Adviser on sixty day's written notice to the Trust.

         6. This Agreement may be amended in accordance with the 1940 Act.

         7. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

         8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of or connection with rendering services hereunder.

         9. The Fund may use the name "_______," or any other name derived from the name "__________," only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Advisor. At such time as this Agreement or any extension, renewal or amendment hereof, or each such other similar successor organization agreement shall no longer be in effect, the Fund will cease to use any name derived from the name "__________," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser, or with any organization which shall have succeeded to the Sub-Adviser's business as an investment adviser.

         10. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Fund. The Sub-Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Fund, nor from the Trustees or any individual Trustee of the Trust.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                        [SOGEN] OVERSEAS FUND, VARIABLE SERIES

                        By: LIBERTY VARIABLE INVESTMENT TRUST


                        By:
                            -------------------------------------
                            Title:



                        [SOCIETE GENERALE] ASSET MANAGEMENT CORP.


                        By:
                            -------------------------------------
                            Title:



                        LIBERTY ADVISORY SERVICES CORP.


                        By:
                            -------------------------------------
                            Title:

                                    Exhibit D
                                    ---------

                               Expense Comparison



         The following table reflects the anticipated effect of the Reorganization on the operating expenses of the Fund, based on its expenses for the fiscal year ended [December 31, 1997] and giving effect to the fee waiver agreements referred to above. Please note that LASC, Colonial Management and Successor SGAM Corp. have agreed to waive certain fees during the two years following the approval of the LASC and Subadvisory Agreements so that the total operating expenses of the Successor Fund do not exceed the total annualized operating expenses of the Fund as of the date of the closing of the Acquisition. This table does not reflect any fees or expenses charged by your Variable Product or its underlying separate account.

                 COMPARATIVE FEE AND EXPENSE TABLE FOR THE FUND
                 (FOR THE ANNUAL PERIOD ENDED DECEMBER 31, 1998)

Annual Fund Operating Expenses
(as a percentage of average net assets)


                          SoGen Variable Overseas Fund

                                          Current      Proposed      Difference


Average Asset (as of         )
Management Fee                               0.75%        0.75%         0.00%
Transfer Agent Fee                           0.00%        0.28%         0.28%
Other                                        3.18%        3.30%         0.12%
                                             ----         ----          ----
Expense Ratio                                3.93%        4.33%         0.40%

Voluntary Expense Cap                        1.75%        1.75%         0.00%

12b-1 Fees                                   0.25%        0.25%         0.00%
                                             ----         ----          ----
Total Fund Expenses (after Reimbursement or  2.00%        2.00%         0.00%
waiver)

                                    Exhibit E
                                    ---------

                Trustees of the Liberty Variable Investment Trust


                               Robert J. Birnbaum
                                  Tom Bleasdale
                                  John Carberry
                                 Lora S. Collins
                                James E. Grinnell
                                Richard W. Lowry
                                William E. Mayer
                                Salvatore Macera
                               James L. Moody, Jr.
                                John J. Neuhauser
                                Thomas E. Stitzel
                               Robert L. Sullivan
                                Anne-Lee Verville

                                    Exhibit F
                                    ---------

                 Form of Interim Investment Management Agreement



Dear Sirs:

         SoGen Variable Funds, Inc. (the "Company"), a Maryland corporation, consisting of one portfolio, SoGen Overseas Fund (the "Fund"), is engaged in the business of an investment company. The Company's Board of Directors has selected you to act as the investment adviser of the Company and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Company agrees with you as follows:

         1. Delivery of Corporate Documents. The Company has furnished you with copies properly certified or authenticated of each of the following:

         (a)      Articles of Incorporation of the  Company, dated  September 1,
                  1995.

         (b)      By-Laws of the Company as in effect on the date hereof.

         (c)      Resolutions of the Board of Directors of the Company selecting
                  you as   investment  adviser  and  approving  the form of this
                  Agreement.

The Company will furnish you from time to time with copies properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Advisory Services. You will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company's Portfolio consistent with the Portfolio's investment objective, policies and restrictions set forth in the Company's Registration statement under the Securities Act of 1933, as amended (as in effect from time to time, the "Registration Statement"), and the current prospectus and statement of additional information included therein (the "Prospectus"). You will recommend what securities shall be purchased for the Portfolio, what portfolio securities shall be sold by the Portfolio, and what portion of the Portfolio's assets shall be held uninvested, subject always to such investment objective, policies and restrictions and to the provisions of the Company's Articles of Incorporation, By-Laws and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), as each of the same shall be from time to time in effect. You shall advise and assist the officers of the Company in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the foregoing matters and general conduct of the investment business of the Company.

         3. Allocation of Charges and Expenses. You will pay the compensation and expenses of all officers of the Company and will furnish, without expense to the Company, the services of such of your officers and employees as may duly be elected officers or directors of the Company, subject to their individual consent to serve and to any limitations imposed by law. You will pay the Company's office rent and ordinary office expenses and will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (It is understood that the foregoing provision does not obligate you to pay for the maintenance of the Company's general ledger and securities cost ledger or for daily pricing of the Company's securities, but that it does obligate you, without expense to the Company, to oversee the provision of such services by the Company's agent.) You will not be required hereunder to pay any expenses of the Company other than those above enumerated in this paragraph 3. In particular, but without limiting the generality of the foregoing, you will not be required to pay hereunder: brokers' commissions; legal or auditing expenses; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the

Company's shares; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Company's assets.

         4. Compensation of the Adviser. For all services to be rendered and payments made as provided in paragraphs 2 and 3 hereof, the Portfolio will promptly pay you a monthly fee, after the last day of each month, at the annual rate as follows: .75 of 1% of the average daily value of each Fund's net assets during the month. If this Agreement is terminated with respect to the portfolio as of any day not the last day of a month, the Portfolio's fee shall be paid as promptly as possible after such date of termination. If this Agreement shall be effective with respect to the Portfolio for less than the whole of any month, such fee shall be based on the average daily value of the net assets of the Portfolio in the part of the month for which this Agreement shall be effective and shall be that proportion of such fee as the number of business days (days on which the New York Stock Exchange is open all or part of the day for unrestricted trading) in such period bears to the number of business days in such month. The average daily value of the net assets of the Portfolio shall in all cases be based only on business days for the period or month and shall be computed in accordance with applicable provisions of the Articles of Incorporation of the Company.

         5. Purchase and Sale of Securities. You shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including any of your affiliates) as you shall deem appropriate in order to carry out the Company's brokerage policies as set forth from time to time in the Registration Statement and Prospectus, or as the Board of Directors of the Company may require from time to time. You acknowledge that you will comply with all applicable provisions of the 1940 Act, Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the Securities Exchange Act of 1934, as amended, including without limitation the provisions of Section 28(e) thereof, with respect to the allocation of portfolio transactions. When purchasing securities from or through, and selling securities to or through, any such persons, brokers or dealers that may be affiliated with you, you shall comply with all applicable provisions of the 1940 Act, including without limitation Section 17 thereof and the rules and regulations thereunder, and
Section 206 of the Investment Advisers Act and the rules and regulations thereunder.

Nothing herein shall prohibit the Board of Directors of the Company from approving the payment by the Company of additional compensation to others for consulting services, supplemental research and security and economic analysis.

         6. Services to Other Accounts. The Company understands that you and your affiliates now act, will continue to act and may in the future act as investment adviser to fiduciary and other managed accounts, and the Company has no objection to you and your affiliates so acting, provided that whenever the Portfolio and one or more other accounts advised by you (the "Managed Accounts") are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner that is equitable to each entity. In such situations, you may place orders for the portfolio and each Managed Account simultaneously, and if all such orders are not filled at the same price, you may cause the portfolio and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Portfolio and all Managed Accounts. If all such orders cannot be executed fully under prevailing market conditions, you may allocate the traded securities between the Portfolio and the Managed Accounts in a manner you consider appropriate, taking into account the size of the order placed for the Portfolio and each such Managed Account and, in the event of a sale, the size of the pre-sale position of the Portfolio and each such Managed Account, as well as any other factors you deem relevant. The Company recognizes that in some cases this procedure may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio. In addition, the Company understands that the persons employed by you to provide service to the Company in connection with the performance of your duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

         7. Avoidance of Inconsistent Position. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Company, you will act solely as investment counsel for such clients and not in any way on behalf of the Company. In connection with purchases or sales of portfolio securities for the account of the Portfolio, neither you nor any of your directors, officers or employees will act as a principal.

         8. Limitation of Liability of Adviser. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.

         9. Use of Name, Marks, and Symbols. If you cease to act as the Company's investment adviser, or, in any event, if you so request in writing, the Company agrees to take all necessary action to change the name of the Company and the Portfolio to a name not including the term "SoGen". You may from time to time make available without charge to the Company for its use such marks or symbols not owned by you, including the logo in the form of a stylized globe or marks or symbols containing the term "SoGen" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require the Company to cease the use of such mark or symbol at any time.

         10. Duration and Termination of this Agreement. This Agreement shall remain in force until the earlier of the date the Fund reorganizes as a separate series of Liberty Variable Investment Trust and March 31, 1999. This Agreement may, on 60 days' written notice, be terminated with respect to the Portfolio at any time without the payment of any penalty, by the Board of Directors of the Company, by vote of a majority of the outstanding voting securities of the Company, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this paragraph 10, the definitions contained in Section 2(a) of the 1940 Act, as amended, and any Rules thereunder (particularly the definitions of "interested person", "assignment", "voting security" and "vote of a majority of the outstanding voting securities") shall be applied.

         11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         12. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to you or to the Company at 1221 Avenue of the Americas, New York, New York 10020.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

         14. Captions; Counterparts. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Company, whereupon this letter shall become a binding contract.


                                          Yours very truly,

                                          SOGEN VARIABLE FUNDS, INC.



                                          By:
                                              -----------------------




The foregoing Agreement
is hereby accepted.

SOCIETE GENERALE ASSET
  MANAGEMENT CORP.



By:
   ----------------------

                    VOTE BY TOUCH TONE PHONE OR THE INTERNET
                         CALL TOLL FREE: 1-800-690-6903
                     OR VISIT OUR WEBSITE: www.proxyvote.com
        (See above for further instructions to vote by phone or Internet)

                           SOGEN VARIABLE FUNDS, INC.

     PROXY                                                            PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               Special Meeting of Shareholders --December 18, 1998




         The undersigned hereby appoints Jean-Marie Eveillard, Philip J. Bafundo, and Carol Moreno, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of SoGen Overseas Variable Fund (the "Fund"), a series of SoGen Variable Funds, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of the Company, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on Friday, December 18, 1998 at 3:00 p.m., and at any adjournments and postponements thereof (the "Special Meeting").

         Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item below.

         The Directors of the Company recommend that you vote FOR the proposal set forth below.

1. To approve an Agreement and Plan of Reorganization for the Fund, under which (i) all of the assets and liabilities of the Fund would be transferred to a new series of Liberty Variable Investment Trust, a Massachusetts business trust, (ii) shareholders of the Fund would receive an equal number of shares of a comparable class of the new series of Liberty Variable Investment Trust in exchange for their shares of the Fund, and (iii) the Fund would then be liquidated and dissolved.

              [  ] FOR               [ ] AGAINST             [ ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the Special Meeting.

              [  ] FOR               [ ] AGAINST             [ ] ABSTAIN


                 (Continued and to be signed on the other side.)

(Continued from other side.)



Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the Proposal.



                     Please sign  exactly as you name or names appear.   When
                     signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



                     -----------------------------------------------
                              (Signature of Shareholder)



                     -----------------------------------------------
                            (Signature of joint owner, if any)



                     Dated,                       , 1998
                            ----------------------



              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED